UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2021

ARTESIAN RESOURCES CORP
(Exact name of registrant as specified in its charter)

Delaware	000-18516	51-0002090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road Newark, Delaware	19702
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (302) 453-6900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARTNA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrants’ Employee Benefit Plan

On November 5, 2021, Artesian Resources Corporation (“Artesian”) received a notice from the administrator of the Artesian Resources Corporation Retirement Plan (the “Plan”) as required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, regarding an upcoming blackout period under the Plan. The purpose of the blackout period is to facilitate the transition (the “Transition”) to the Plan’s new record-keeper and to the Plan’s new trustee, in each case effective December 15, 2021.

The blackout period is expected to begin at 4:00 p.m. Eastern Time on December 8, 2021 and end during the week of December 27, 2021.  During this temporary blackout, participants and beneficiaries in the Plan will be unable to check their account balance, transfer or diversify their investments, or obtain a loan, withdrawal or distribution from Plan accounts.  The blackout period applies to all Plan assets, including shares of Artesian Class A Common Stock held by the Plan.

On November 8, 2021, Artesian delivered to its directors and executive officers a notice pursuant to Rule 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended, informing such directors and executive officers of the blackout period and certain trading prohibitions to which they would be subject during the blackout period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR.  A copy of such notice is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 5.04.

Company stockholders or other interested persons may obtain, without charge, information as to whether the blackout period has ended by contacting Empower Retirement at 844-465-4455 or empowermyretirment.com.  In addition, you may obtain the actual beginning and ending dates of the blackout period by contacting the Human Resources Employment Benefits Manager by telephone at 302-453-6900 or by mail at Artesian Resources Corporation, 664 Churchmans Road, Newark, DE 19702

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Notice of Blackout Period sent to Directors and Executive Officers of Artesian Resources Corporation

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION
Date: November 8, 2021	By: /s/ David B. Spacht
David B. Spacht
Chief Financial Officer